Other information	12 Months Ended
Dec. 31, 2019
Other Information
Other information

(a) Reporting entity and Group’s structure

InflaRx N.V. is a Dutch public company with limited liability (naamloze vennootschap) with its corporate seat in Amsterdam, The Netherlands, and is registered in the Commercial Register of The Netherlands Chamber of Commerce Business Register under CCI number 68904312. The Company’s registered office is at Winzerlaer Straße 2 in 07745 Jena, Germany. Since November 10, 2017, InflaRx N.V.’s common shares have been listed on The NASDAQ Global Select Market under the symbol IFRX.

InflaRx is a clinical-stage biopharmaceutical Group focused on applying its proprietary anti-C5a technology to discover and develop first-in-class, potent and specific inhibitors of the complement activation factor known as C5a.

These consolidated financial statements of InflaRx comprise the Company and its subsidiaries InflaRx GmbH, and, since January 5th, 2018, InflaRx Pharmaceutical Inc., Ann Arbor, Michigan/USA (together, the ‘Group’).

(b) Material subsidiaries

The Group’s principal subsidiaries at December 31, 2019 are set out below. Unless otherwise stated, they have share capital consisting solely of common shares that are held directly by the Group, and the proportion of ownership interests held equals the voting rights held by the Group. The country of incorporation or registration is also their principal place of business.

Name	Place of business/ country of incorporation	Functional currency	Ownership interest held by the Group 2019 2018		Principal activities
InflaRx GmbH	Germany	EUR	100%	100%	Principal operating subsidiary, biopharmaceutical company
InflaRx Pharmaceutical Inc.	U.S.	USD	100%	100%	Subsidiary for basic research

InflaRx GmbH is a clinical-stage biopharmaceutical company founded in 2008. In 2017, InflaRx N.V. became the sole shareholder of InflaRx GmbH through the contribution of the subsidiary’s shares to InflaRx N.V. by its existing shareholders in exchange of new shares issued by InflaRx N.V.

InflaRx Pharmaceutical Inc., a Delaware corporation, was founded on January 5, 2018 by InflaRx N.V.

(c) Segment reporting

The Group has one Segment. The Group is a clinical-stage biopharmaceutical Group focused on applying its proprietary anti-C5a technology. These activities are conducted as own project development. The Executive Board of Directors is the chief operating decision maker. Management of resources and reporting to the decision maker is based on the Group as a whole.

All operational activities are conducted in Germany and the United States. No revenues were generated in 2019, 2018 and 2017. The geographic location of the Group’s non-current assets are as follows:

·	31 December 2019: €2,217 thousand in Germany and €374 thousand in the United States,
·	31 December 2018: €704 thousand in Germany and €351 thousand in the United States.

(d) Related party transactions

The Group’s executive management comprises the following persons:

·	Professor Niels C. Riedemann, Chief Executive Officer (CEO)
·	Professor Renfeng Guo, Chief Scientific Officer (CSO)
·	Arnd Christ, Chief Financial Officer (CFO)
·	Jason Marks, Chief Legal Officer, General Counsel (CLO), since January 1, 2019

The Group’s board of directors comprises the following persons:

Executive Directors

·	Professor Niels C. Riedemann, CEO
·	Professor Renfeng Guo, CSO

Non-executive Directors

·	Nicolas Fulpius, Chairman, Chairman of the Audit Committee
·	Jens Holstein, Member of the Audit Committee
·	Richard Brudnick, Member of the Audit Committee since May 2019
·	Katrin Uschmann
·	Lina Ma
·	Mark Kübler

The compensation of the Group’s executive management comprises the following for the twelve months ending December 31:

Board Compensation	2019	2018	2017
		(in €)
Executive Management
Short-term employee benefits	2,793,529	2,524,202	1,986,973
Share-based payments	5,218,324	9,801,454	3,187,438
Total	8,011,853	12,325,656	5,174,411
Non-executive Board of Directors
Short-term employee benefits	269,031	238,180	80,735
Share-based payments	710,611	1,085,917	42,860
Total	979,642	1,324,098	123,596
Total Compensation	8,991,495	13,649,754	5,298,007

Remuneration of InflaRx’s executive management comprises fixed and variable components and share-based payment awards. In addition, executive management receive supplementary benefits and allowances.

We entered into indemnification agreements with our directors and senior management. The indemnification agreements and our Articles of Association require us to indemnify our directors to the fullest extent permitted by law. See ’Item 6. Directors, Senior Management and Employees — B. Compensation — Insurance and indemnification” in the Annual Report on Form 20-F for a description of these indemnification agreements.

(e) Share-based payments

1.       Equity-settled share-based payment arrangements

In the course of its historical financing rounds InflaRx GmbH established equity-settled share-based payment programs. Under these programs, the Company granted to its managing directors and senior executives options to acquire common shares. In total options covering 6,088 shares were granted to senior management and key employees. In addition, 267 options were granted to members of the Supervisory Board of InflaRx GmbH. All options have vested. Those InflaRx GmbH options were converted into options covering 511,392 common shares of InflaRx N.V. at the initial public offering in November 2017, plus the 22,428 options of the Supervisory Board of InflaRx GmbH. In 2019 140,876 shares were issued following the exercise of share options, resulting in proceeds to the Company of €1.7 thousand (2018: €9.8 thousand). The following table illustrates the number and weighted average exercise prices (WAEP) of, and movements in, share options during the year:

	2019 number	2019 WAEP	2018 number	2018 WAEP
Outstanding at January 1	289.309	€0.01	533.820	€0.01
Exercised during the year (1)	140.876	€0.01	244.511	€0.01
Outstanding at December 31	148.433	€0.01	289.309	€0.01
Exercisable at December 31	148.433	€0.01	289.309	€0.01
(1) The weighted average share price at the date of exercise of these options was $3.02/€2.70* (2018: $33,82/ €28,62*).
* average conversion rates used for one $: 2019 $0.8932, 2018 $0.8464

The weighted average remaining contractual life for the share options outstanding as at 31 December 2019 was 3.43 years (2018: 4,16 years). The exercise price for all options outstanding at the end of the year was €0.01 per share or less (2018: €0.01 or less).

Under the terms and conditions of the share option plan 2016 InflaRx GmbH granted rights to subscribe for InflaRx GmbH’s common shares to directors, senior management, and key employees. Prior to the initial public offering, the outstanding awards under the 2016 plan covered an aggregate of 1,239,252 common shares and the exercise price for each outstanding award was €7.81 per share (in each case after giving effect to the corporate reorganization in November 2017). Any additional awards available under the 2016 plan lapsed upon the closing of the Series D financing in October 2017. In 2016, InflaRx also established a share-based payment plan for its non-executive board members and granted options covering 484 shares. Grants under this plan were not subject to service or performance conditions. In 2018 57,768 shares were issued following the exercise of share options, resulting in proceeds to the Company of €442.2 thousand. The following table illustrates the number and weighted average exercise prices of, and movements in, share options during the year:

	2019 number	2019 WAEP	2018 number	2018 WAEP
Outstanding at January 1	1.181.484	€7,81	1.239.252	€7,81
Exercised during the year (1)	—	—	57.768	€7,81
Outstanding at December 31	1.181.484	$3,35/€2.98*	1.181.484	€7,81
Exercisable at December 31	1.181.484	$3,35/€2.98*	1.181.484	€7,81
(1) The weighted average share price at the date of exercise in 2018 for these options was $32,82/€27.78*.
* conversion rates used for one €: December 31, 2019 $0.8902, average rate 2018 $0.8464

The weighted average remaining contractual life for the share options outstanding as at 31 December 2019 was 11,95 years (2018: 12,95 years). The exercise price for all options outstanding at the end of the year was $3,35/€2.98 (2018: €7,81).

In conjunction with the closing of its initial public offering, InflaRx N.V. established a new plan (‘2017 long-term incentive plan‘).The initial maximum number of common shares available for issuance under equity incentive awards granted pursuant to the 2017 long term incentive plan equals 2,341,097 common shares. On January 1, 2021 and on January 1 of each calendar year thereafter, an additional number of shares equal to 3% of the total outstanding common shares on December 31 of the immediately preceding year (or any lower number of shares as determined by the board of directors) will become available for issuance under equity incentive awards granted pursuant to the ‘2017 long-term incentive plan.‘ The following table illustrates the number and weighted average exercise prices of, and movements in, share options during the year:

	2019 number	2019 WAEP	2018 number	2018 WAEP
Outstanding at January 1	2.051.009	$3,61/€3.16*	1.869.192	$3,35/€2.79*
Granted during the year	242.450	$3,25/€2.91*	208.073	$5,96/€5.05*
Forfeited during the year	112.354	$6,17/€5.51*	26.256	$3,35/€2.84*
Outstanding at December 31	2.181.105	$3,44/€3.06*	2.051.009	$3,61/€3.16*
Exercisable at December 31	1.319.548	$3,52/€3.13*	626.933	$3,35/€2.93*
* conversion rates used for one €: December 31, 2019 $0.8902, average rate 2019 $0.8932, January 1, 2019/December 31, 2018 $0.8734, average rate 2018 $0.8464

The weighted average remaining contractual life for the share options outstanding as at 31 December 2019 was 6.21 years (2018: 6.74 years).

The weighted average fair value of options granted during the year was € 7.29 (2018: €15.63). The range of exercise prices for options outstanding at the end of the year was $2.28/€2.03 to $22.75/€20.25 (2018: $3.35/€2.93 to $22.75/€19.87).

On July 3, 2019, the board approved an amendment of the 2016 Share Option Plan and the 2017 Long-Term Incentive Plan. Following the amendment, the exercise price of all vested and unvested options, other than those held by persons who were not employees or directors at the time of the amendment, was reduced to $3.35 per share.

The repricing decision on July 3, 2019 affected the 2016 Plan and the 2017 Long-Term Incentive Plan. 1,181,484 share options from the 2016 plan and 2,105,459 share options from the 2017 long-term incentive plan were affected. The valuation of past grants with the new exercise price of $3.35 resulted in incremental fair values of the outstanding options, i.e. additional compensation expense had to be recognized. We refer to the table below regarding the measurement of fair values of share options granted.

There were no cancellations or further modifications to the awards in 2019 or 2018.

2.       Measurement of fair values of share options granted

The fair value of options granted in 2019 under the 2017 long-term incentive plan was determined using the Black-Scholes valuation model. As the Company’s common shares are listed on the Nasdaq Global Select Market, the closing price of the common shares at grant date was used.

The modification, resulting from the repricing as described above, increased the fair value of the equity instruments granted under the 2017 Long-Term Incentive Plan and the 2016 Plan. In accordance with IFRS 2.B43, the incremental fair value is recognized over the remaining vesting period, whereas the balance of the grant-date fair value is recognized immediately for fully vested options, or over the remaining original vesting period. The incremental fair value is the difference between the fair value of the modified share-based payment and that of the original share-based payment, both measured at the date of the modification - i.e. July 3, 2019.

Other significant inputs into the model are as follows (weighted average):

Share options granted	Number	Per option	FX rate as of grant date	Per option	Share price at grant date / Exercise price	Expected volatility	Expected life (midpoint based)	Risk-free rate (interpolated, U.S. sovereign strips curve)
2018
February 7*	28,002	$13.79	0.82	€11.24	$22.75	0.73	4.9	2.60%
May 30	20,000	$22.37	0.86	€19.23	$37.85	0.73	4.6	2.70%
July 20	54,000	$19.80	0.86	€16.96	$32.40	0.73	4.9	2.80%
Sept. 21*	18,450	$20.17	0.85	€17.15	$33.06	0.73	4.9	3.00%
Nov. 20*	12,621	$13.39	0.88	€11.75	$26.02	0.65	4.0	2.93%
November 20/ Jan. 1, 2019*	75,000	$14.45	0.88	€12.69	$26.02	0.65	4.8	3,00%
	208,073
2019
January 1	—	$14.45	0.88	€12.69	$26.02	0.65	4.8	3,00%
February 4	18,450	$18.17	0.87	€15.87	$32.63	0.65	4.9	2,60%
May, 14	36,000	$22.54	0.89	€20.08	$41.39	0.65	4.7	2.30%
Repricing, July 3	—	$0.46-$1.08	0.89	€0.40-€0.96	$3.35	1.35	2.3-4.6	2.30%
October 24	50,000	$1.96	0.90	€1.76	$2.28	1.35	4.7	1,65%
December 16	38,000	$3.07	0.90	€2.75	$3.57	1.35	4.7	1,79%
December 16*	100,000	$3.07	0.90	€2.75	$3.57	1.35	4.7	1,79%
	242,450
Expected dividends are nil for all share options listed above. * Options granted to the executive management or board of directors

On November 20, 2018 75,000 stock options were awarded subject to a specified condition, which was satisfied on January 1, 2019, therefore, the expense for these share options occurred in 2019.

Expected volatility has been based on the historical volatility of InflaRx’ share price. Considering a significant price drop on June 5, 2019, we calculated averages including and excluding said trading day which results in an average volatility of 124%. For grants after June 2019 we have selected a volatility of 135% that accounts for expectations of the management.

The range of outcomes for the expected life of the instruments has been based on expectations on option holder behavior in the scenarios considered.

The dividend yield has no impact due to the anti-dilution clause as defined in the 2017 Long-Term Incentive Plan.

Expenses are determined based on the number of share options granted within a tranche and the vesting period of a tranche. This implies two effects:

·	the more options are granted within a tranche, the higher the expense of a tranche is, and
·	the shorter the vesting period of a tranche is, the higher the expense of a tranche is.

For example, 33.33% of all share options granted are allocated to the first tranche which vests over 1 year after the grant date, whereas 8.33% of all share options granted are allocated to the ninth tranche which vests over three years.

The following table shows the recognized compensation expenses per share option plan and the repricing of share options, consummated on July 3, 2019 for the twelve-month period ended December 31, 2019, 2018 and 2017. Anticipated expenses for the twelve-month period ending December 31, 2022, 2021 and 2020 were converted with the exchange rate as of December 31, 2019, 1 Euro = 1.1234 USD:

	2022	2021	2020	2019	2018	2017
			(in million €)
2016 Plan	—	—	—	—	—	4.0
2017 Long-Term Incentive plan	0.0	0.3	2.1	5.2	12.1	0.6
Repricing consummated on July 3, 2019
2016 Plan	—	—	—	0.5	—	—
2017 Long-Term Incentive plan	0.0	0.0	0.3	1.1	—	—
Total compensation expense	0.0	0.3	2.4	6.8	12.1	4.6

None of the equity-settled share-based payments awards were dilutive in determining earnings per share due to the Group’s loss position.

(f) Loss per share

Loss per common share is calculated by dividing the loss of the period by the weighted average number of common shares outstanding during the period. The weighted number of common shares outstanding for the financial year 2019 is 26,004,519, for 2018 is 25,095,027 and for 2017 is 9,410,524.

(g) Protective foundation

According to the articles of association of the Company, up to 55,000,000 common shares and up to 55,000,000 preferred shares with a nominal value of €0.12 per share are authorized to be issued. All shares are registered shares. No share certificates shall be issued.

In order to deter acquisition bids, the Company`s general meeting of shareholders approved the right of an independent foundation under Dutch law, or protective foundation, to exercise a call option pursuant to the call option agreement, upon which preferred shares will be issued by the Company to the protective foundation of up to 100% of the Company’s issued capital held by others than the protective foundation, minus one share. The protective foundation is expected to enter into a finance arrangement with a bank or, subject to applicable restrictions under Dutch law, the protective foundation may request us to provide, or cause the Company`s subsidiaries to provide, sufficient funding to the protective foundation to enable it to satisfy its payment obligation under the call option agreement.

These preferred shares will have both a liquidation and dividend preference over the Company`s common shares and will accrue cash dividends at a pre-determined rate. The protective foundation would be expected to re-quire us to cancel its preferred shares once the perceived threat to the Company and its stake-holders has been removed or sufficiently mitigated or neutralized. We are of the opinion that the call option does not represent a significant fair value based on a level 3 valuation, since the preference shares are restricted in use and can be cancelled by us as stated above.

As of December 31, 2019, the Company expensed €70,000 of ongoing costs to reimburse expenses incurred by the protective foundation.

(h) Summary of significant accounting policies

This section describes significant accounting policies adopted in the preparation of these consolidated financial statements. These policies have been consistently applied to all the years presented, unless otherwise stated. The financial statements are for the Group consisting of InflaRx N.V. and its subsidiaries.

1.       New and amended standards adopted by the Group

The Group has applied the following standards and amendments for the first time for its annual reporting period commencing January 1, 2019. The Group has not early adopted any other standard, interpretation or amendment that has been issued but is not yet effective. Most of the new standards and amendments listed below did not have any impact on the amounts recognized in prior periods and are not expected to significantly affect the current or future periods, except for IFRS 16 Leases:

·	IFRS 16 Leases
·	IFRIC 23 Uncertainty over Tax Treatments.
·	Prepayment Features with Negative Compensation (Amendments to IFRS 9).
·	Long-term Interests in Associates and Joint Ventures (Amendments to IAS 28).
·	Plan Amendment, Curtailment or Settlement (Amendments to IAS 19).
·	Annual Improvements to IFRS Standards 2015–2017 Cycle – various standards.

The Group applies IFRS 16 Leases for the first time in its financial statements. The Group has lease contracts for various items of property, vehicles and other equipment. Before the adoption of IFRS 16, the Group classified each of its leases (as lessee) at the inception date as either a finance lease or an operating lease. A lease was classified as a finance lease if it transferred substantially all of the risks and rewards incidental to ownership of the leased asset to the Group; otherwise it was classified as an operating lease. Before the adoption of IFRS 16, the Group did not identify any finance leases. For an operating lease, the leased property was not capitalized, and the lease payments were recognized as rent expense in profit or loss on a straight-line basis over the lease term. Any prepaid rent and accrued rent were recognized under prepayments and trade and other payables, respectively.

Upon adoption of IFRS 16, the Group applied a single recognition and measurement approach for all leases, except for short-term leases and leases of low-value assets. The standard provides specific transition requirements and practical expedients, which have been applied by the Group.

The Group recognized right-of-use assets and lease liabilities for those leases previously classified as operating leases, except for short-term leases and leases of low-value assets. The right-of-use assets were recognized based on the amount equal to the lease liabilities, adjusted for any related prepaid and accrued lease payments previously recognized. Lease liabilities were recognized based on the present value of the remaining lease payments, discounted using the incremental borrowing rate at the date of initial application. The Group also applied the available practical expedients wherein it:

·	Applied the short-term leases exemptions to leases with a lease term that ends within 12 months at the date of initial application
·	Excluded the initial direct costs from the measurement of the right-of-use asset at the date of initial application
2019
Operating lease commitments disclosed as of December 31, 2018	575,000
Short-term leases recognized on a straight-line basis as expense	(17,765)
Low-value leases recognized on a straight-line basis as expense	(5,993)
Adjustments as a result of a different treatment of extension and termination options	201,127
Total	752,369
Discount using the lessee’s incremental borrowing rate of at the date of initial application	(21,697)
Lease liability recognized as of January 1, 2019	730,672
thereof current lease liability	215,312
thereof non-current lease liabilities	515,360

The weighted average lessee’s incremental borrowing rate applied to the lease liabilities on January 1, 2019 was 1.8%.

Most of the other amendments listed above did not have any impact on the amounts recognized in prior periods and are not expected to significantly affect the current or future periods.

2.       New standards and interpretations not yet adopted

Certain new accounting standards and interpretations have been published that are not mandatory for December 31, 2019 reporting periods and have not been early adopted by the Group. The Group’s assessment of the impact of these new standards and interpretations is set out below.

·	Amendments to References to Conceptual Framework in IFRS Standards, effective on January 1, 2020
·	Definition of a Business (Amendments to IFRS 3), effective on January 1, 2020
·	Definition of Material (Amendments to IAS 1 and IAS 8), effective on January 1, 2020
·	IFRS 17 Insurance Contracts, effective on January 1, 2021

These new standards and interpretations are not expected to have a material impact on the Group’s consolidated financial statements.

3.       Current and non-current distinction

The Group presents current and non-current assets and current and non-current liabilities as separate classifications in its balance sheet. Current assets include assets that are sold, consumed or realized as part of the normal operating cycle. The operating cycle of an entity is the time between the acquisition of assets for processing and their realization in the form of cash or cash equivalents. The Groups operating cycle is assumed to be 12 months. Some current liabilities, such as trade payables and some accruals for employee and other operating costs, are part of the working capital used in the entity’s normal operating cycle. Such operating items are classified as current liabilities even if they are due to be settled more than 12 months after the reporting period.

4.       Foreign currency transactions

Transactions in a foreign currency are initially translated into the respective functional currency using the spot rate prevailing on the dates of the transaction. Monetary items which are not denominated in the functional currency are subsequently translated using the rate applicable at the end of the period. The resulting currency gains and losses are recognized directly in profit or loss.

On consolidation, the assets and liabilities of operations in foreign currency are translated into euros at the rate of exchange prevailing at the reporting date and their statements of profit or loss are translated with monthly average exchange rates during the reporting period. The exchange differences arising on translation for consolidation are recognized in other comprehensive income (OCI). On disposal of a foreign operation, the component of OCI relating to that particular foreign operation is reclassified to profit or loss. OCI is disclosed as ‘other components of equity’ in Consolidated Statements of Financial Position.

5.       Notes to the cash flow statement

The cash flow statement has been prepared using the indirect method for cash flows from operating activities. The cash disclosed in the cash flow statement is comprised of cash and cash equivalents. Cash comprises cash on hand and demand deposits. Cash equivalents are short-term bank deposits and money market investment funds and are not subject to a significant risk of changes in value with an original maturity of three month or less. Interest paid and received is included in the cash from operating activities.

6.       Research and development

Research and development expenses comprise third party services, wages and salaries, cost of materials, intellectual property related expenses, depreciation and amortization of relevant equipment and intangibles as well as overhead. Research and development expenses mainly consist of costs for clinical trials and manufacturing of our clinical drug product, additionally costs are incurred by pre-clinical activities as well as basic research activities.

Development expenses must be capitalized if the criteria of IAS 38 are met. In the periods presented, no development expenses were capitalized because management does not believe all the recognition criteria of IAS 38 had been met. This assessment is due to the general uncertainties in drug development and the unpredictability of regulatory requirements.

As research expenditure and development expenditure does not meet the recognition criteria they are treated as an expense when incurred.

7.       Employee benefits

(i) Short-term employee benefits

Liabilities for wages and salaries and cash bonuses are measured at the amounts expected to be paid when the liabilities are settled. The liabilities are presented as current employee benefit obligations in the balance sheet. A liability is recognized, if the Group has a present legal or constructive obligation to pay this amount as a result of past service provided by the employee, and the obligation can be estimated reliably.

(ii) Share-based payment transactions

The grant-date fair value of equity-settled share-based payment arrangements granted to employees is generally recognized as an expense, with a corresponding increase in equity, over the vesting period of the awards. The amount recognized as an expense is adjusted to reflect the number of awards for which the related service and non-market performance conditions are expected to be met, such that the amount ultimately recognized is based on the number of awards that meet the related service and non- market performance conditions at the vesting date. For share-based payment awards with immediate vesting, the grant-date fair value of the share-based payment is measured to reflect such conditions and there is no true-up for differences between expected and actual outcomes.

8.       Government grants

The Group received government grants in 2018 and prior years on certain investments in non-current assets and the Group still receives grant funds on specified research and development activities. Income from government grants is recognized under ‘other income’ in the consolidated statement of comprehensive loss.

Income from the government grants is recognized at fair value where there is a reasonable assurance that the grant will be received and the Group will comply with all attached terms and conditions. In prior years grants were collected together with investments in non-current assets, the income was deferred on a straight-line basis over the useful lives of the respective assets. Contributions supporting certain costs of research and development are recognized as income when respective reimbursable costs also are incurred.

9.       Lease arrangements

Set forth below are the new accounting policies of the Group upon adoption of IFRS 16, which have been applied from the date of initial application:

Right-of-use assets

The Group recognizes right-of-use assets at the commencement date of the lease (i.e., the date the underlying asset is available for use). Right-of-use assets are measured at cost, less any accumulated depreciation and impairment losses, and adjusted for any re-measurement of lease liabilities. The cost of right-of-use assets includes the amount of lease liabilities recognized, initial direct costs incurred, and lease payments made at or before the commencement date less any lease incentives received. Unless the Group is reasonably certain to obtain ownership of the leased asset at the end of the lease term, the recognized right-of-use assets are depreciated on a straight-line basis over the shorter of its estimated useful life and the lease term. Right-of-use assets are subject to impairment.

Lease liabilities

At the commencement date of the lease, the Group recognizes lease liabilities measured at the present value of lease payments to be made over the lease term. The lease payments include fixed payments (including in-substance fixed payments) less any lease incentives receivable, variable lease payments that depend on an index or a rate, and amounts expected to be paid under residual value guarantees. The lease payments also include the exercise price of a purchase option reasonably certain to be exercised by the Group and payments of penalties for terminating a lease, if the lease term reflects the Group exercising the option to terminate. The variable lease payments that do not depend on an index or a rate are recognized as expense in the period on which the event or condition that triggers the payment occurs.

In calculating the present value of lease payments, the Group uses the incremental borrowing rate at the lease commencement date if the interest rate implicit in the lease is not readily determinable. After the commencement date, the amount of lease liabilities is increased to reflect the accretion of interest and reduced for the lease payments made. In addition, the carrying amount of lease liabilities is re-measured if there is a modification, a change in the lease term, a change in the in-substance fixed lease payments or a change in the assessment to purchase the underlying asset.

Short-term leases and leases of low-value assets

The Group applies the short-term lease recognition exemption to its short-term leases of machinery and equipment (i.e., those leases that have a lease term of 12 months or less from the commencement date and do not contain a purchase option). It also applies the lease of low-value assets recognition exemption to leases of office equipment that are considered of low value. Lease payments on short-term leases and leases of low-value assets are recognized as expense on a straight-line basis over the lease term.

Significant judgement in determining the lease term of contracts with renewal options

The Group determines the lease term as the non-cancellable term of the lease, together with any periods covered by an option to extend the lease if it is reasonably certain to be exercised, or any periods covered by an option to terminate the lease, if it is reasonably certain not to be exercised. Some of the Group’s lease arrangements provide it the option to extend or renew the lease term. The Group applies judgement in evaluating whether it is reasonably certain to exercise the option to renew. In doing so, management considers all relevant factors that create an economic incentive for it to exercise the renewal. After the commencement date, the Group reassesses the lease term if there is a significant event or change in circumstances that is within its control and affects its ability to exercise the option to renew.

10.       Interest income

Interest income is derived from interest-bearing financial assets, including cash equivalents. Interest income from financial assets at fair value through profit and loss is included in the net fair value gains/(losses) on these assets. Interest income on cash and cash equivalents, financial assets at amortized cost calculated using the effective interest rate method is recognized in the statement of profit or loss as part of finance income.

11.       Intangible assets

Intangible assets mainly comprise purchased IT software. Intangible assets are initially measured at acquisition cost, including any directly attributable costs of preparing the asset for its intended use less accumulated amortization. Amortization begins when an asset is available for use and amortization is calculated using the straight-line method to allocate cost over the estimated useful lives. Software is amortized over three years. The useful lives of intangible assets are reviewed at each reporting date. The effect of any adjustment to useful lives is recognized prospectively as a change of accounting estimate. The Group only owns intangible assets with a definite useful life.

12.       Laboratory and office equipment

Laboratory and office equipment are stated at historical cost less accumulated depreciation. Historical cost includes expenditure that is directly attributable to the acquisition of the items.

All repairs and maintenance are charged to profit or loss during the financial period in which they are incurred, because they do not constitute a separate asset.

Depreciation on leasehold improvements and equipment is calculated using the straight-line method to allocate their cost over their estimated useful lives, as follows:

·	Laboratory equipment: three to 13 years
·	Office equipment: one to five years

The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at the end of each reporting period.

Gains and losses on disposals are determined by comparing the proceeds with the carrying amount and are recognized within ‘other income and expenses (net)’ in the consolidated statement of other comprehensive loss.

13.       Financial assets and liabilities (financial instruments)

A financial instrument is any contract that gives rise to a financial asset of one entity and a financial liability or equity instrument of another entity.

The Group’s financial liabilities comprise trade and other payables. The Group initially recognizes non- derivative financial liabilities on the date that they are originated and measures them at amortized cost using the effective interest rate method. The Group derecognizes a financial liability when its contractual obligations are discharged, cancelled or expire.

14.       Income taxes

Income taxes comprise current and deferred taxes. Current and deferred taxes are recognized in profit or loss except to the extent that they relate to items recognized directly in equity or in other comprehensive loss.

Current tax is the expected tax payable or receivable on the taxable income or loss for the year, using tax rates enacted or substantively enacted at the reporting date, and any adjustment to tax payable in respect of previous years.

Deferred tax is recognized in respect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for taxation purposes. Deferred tax is not recognized for temporary differences associated with assets and liabilities if the transaction which led to their initial recognition is a transaction that is not a business combination and that affects neither accounting nor tax profit or loss.

Deferred tax is measured at the tax rates that are expected to be applied to temporary differences when they reverse, based on the laws that have been enacted or substantively enacted by the reporting date.

Deferred tax assets and liabilities are presented net if there is a legally enforceable right to offset.

A deferred tax asset is recognized for unused tax losses, tax credits and deductible temporary differences, to the extent that it is probable that future taxable profits will be available against which they can be utilized. Deferred tax assets are reviewed at each reporting date and are reduced to the extent that it is no longer probable that the related tax benefit will be realized. Unrecognized deferred tax assets are reassessed at each reporting date and recognized to the extent that it has become probable that future taxable profits will be available against which they can be used.

Due to its stage of development, the Company does not report net deferred tax assets on its consolidated statement of financial position.

15.       Fair Value Measurement

Several the Group’s accounting policies and disclosures require the measurement of fair values, for both financial and non-financial assets and liabilities. When measuring the fair value of an asset or a liability, the Group uses observable market data as far as possible. Fair values are categorized into different levels in a fair value hierarchy based on the inputs used in the valuation techniques as follows:

·	Level 1, quoted prices in active markets for identical assets or liabilities.
·	Level 2, inputs other than quoted prices included within Level 1 that are observable for the instrument, either directly (as prices) or indirectly (derived from prices).
·	Level 3, inputs for instruments that are not based on observable market data (unobservable inputs).

If the inputs used to measure the fair value of an asset or a liability fall into different levels of the fair value hierarchy, then the fair value measurement is categorized in its entirety in the same level of the fair value hierarchy as the lowest level input that is significant to the entire measurement.

The Group recognizes transfers between levels of the fair value hierarchy at the end of the reporting period during which the change has occurred. Further information about the assumptions made in measuring fair values of share-based payments is included in “1. Equity-settled share-based payment arrangements”.

The carrying amount of all financial instruments approximates their fair value.

(i) Significant events after the reporting date

COVID-19 could adversely impact our business, including our supply chain, clinical trials and commercialization of our product candidates

See ‘Item 3. Key Information — D. Risk factors — Risks related to global environment’ in the Annual Report on Form 20-F for a description of this risk.

Collaboration agreement with MSD

On March 20, 2020 InflaRx GmbH entered into a clinical trial collaboration and supply agreement with MSD International GmbH, Luzern, Suisse. Following the agreement MSD will deliver a specified compound for a clinical study administered by InflaRx GmbH. The study shall investigate the effect of the MSD`s compound together with IFX-1. Any results or intellectual property directly derived from this clinical study will be equally shared between both parties. The collaboration is limited to this study and will end after the study.

Clinical Study AAV

As of October 2018, 19 patients have been recruited in the randomized, triple blind, placebo-controlled US Phase II IXPLORE study with IFX-1 in patients with AAV. The main objective of the study is to evaluate the efficacy and safety of two dose regimens of IFX-1 in patients with moderate to severe AAV, when dosed on top of standard of care, which includes treatment with high dose glucocorticoids. The trial originally planned to enroll approximately 36 patients at centers in the US. Based on a blinded interim analysis and assessment of the potential impact of the COVID-19 pandemic, the Company has decided to stop the study and read out the existing results earlier than initially planned as part of a strategy to align and streamline the US and EU AAV development program.

In May 2019, the Company initiated a randomized, double-blind, placebo-controlled European Phase II IXCHANGE study with IFX-1 in patients with AAV. The main objective of the study is to evaluate the efficacy and safety of IFX-1 in patients with moderate to severe AAV. The primary endpoint of the study is a 50% reduction in Birmingham Vasculitis Activity Score (BVAS) at week 16. The study was originally planned to enroll approximately 80 patients at about 60 sites in up to 12 European countries and Russia. The study is being conducted in two parts. In Part 1, patients are being randomized to receive either IFX-1 plus a reduced dose of glucocorticoids, or placebo plus a standard dose of glucocorticoids. Patients in both arms receive the standard of care dosing of immunosuppressive therapy (rituximab or cyclophosphamide). In Part 2 of the study, patients will be randomized to receive either IFX-1 plus placebo glucocorticoids or placebo plus a standard dose of glucocorticoids (both on top of standard of care immunosuppressive therapy with rituximab or cyclophosphamide). The first part of the study has been fully enrolled. After analyzing the impact of COVID-19 on the study, a blinded interim analysis of Part 1 has been completed. Based on the analysis, the Company intends to continue with Part 2 of the study but decrease the number of enrolled patients.